UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2004

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27639	04-2693383

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1241 East Main Street, Stamford, CT	06902

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     99.1         Press Release dated June 21, 2004.

Item 12. Results of Operations and Financial Condition.

     On June 21, 2004, World Wrestling Entertainment, Inc. issued the press release furnished as Exhibit 99.1 to this Form 8-K.

Page 2 of 4 pages.
Exhibit Index on page 4.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

By:	/s/ Philip B. Livingston

Philip B. Livingston
Chief Financial Officer

Dated: June 22, 2004

Page 3 of 4 pages.
Exhibit Index on page 4.

EXHIBIT INDEX

99.1	Press Release dated June 21, 2004.

Page 4 of 4 pages.
Exhibit Index on page 4.